Exhibit 99.2 1ST QUARTER 2025

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13 *Thryv Workforce Center - Coming Soon. *

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17 Q1 2025

18 1st Quarter Highlights 1Consolidated Adjusted EBITDA is equal to SaaS Adjusted EBITDA and Marketing Services Adjusted EBITDA. See the Appendix for a reconciliation to Net income (loss). 2 Equal to adjusted EBITDA divided by revenue. 1st Quarter $ in thousands 2025 2024 YoY% SaaS Revenue $111,129 $74,322 49.5% Adjusted EBITDA1 10,815 3,435 Adjusted EBITDA Margin2 9.7% 4.6% Marketing Services Revenue $70,242 $159,302 (55.9)% Adjusted EBITDA1 10,086 50,679 Adjusted EBITDA Margin2 14.4% 31.8% Consolidated Revenue $181,371 $233,624 (22.4)% Net (Loss) Income (9,618) 8,424 Net (Loss) Income Margin (5.3)% 3.6% Adjusted EBITDA1 20,901 54,114 Adjusted EBITDA Margin2 11.5% 23.2%

19 FINANCIAL REVIEW Q1 SaaS Highlights +50% YoY +59% YoY $335 $71M +13% YoY Revenue Subscribers ARPU ThryvPay TPVSeasoned Net Revenue Retention (NRR) 73% +490 bps YoY 103% +900 bps YoY Adjusted Gross Margin(1) Results are inclusive of the Keap acquisition made on October 31, 2024, with the exception of NRR and ThryvPay TPV. (1) See Appendix for a reconciliation of Gross Margin to Adjusted Gross Margin.

20 SaaS Highlights F I N A N C I A L R E V I E W Revenue $74.3 $111.1 Q1-24 Q1-25 Adjusted EBITDA $3.4 $10.8 Q1-24 Q1-25 Adjusted Gross Margin 68.4% 73.3% Q1-24 Q1-25 ($ in millions) Results are inclusive of the Keap acquisition made on October 31, 2024. (1) See Appendix for a reconciliation of Gross Margin to Adjusted Gross Margin. ($ in millions)

21 (1) (1) Denotes customer demand for paid products. Excludes 15,000 clients from the Keap acquisition made on October 31, 2024.

22 Total SaaS and Local Sales Generated inclusive of results from the Keap acquisition. Q1 SaaS ARPU: Total $335, Thryv $320, Keap $428. (1) Thryv Initiated Upgrades refers to upgrades to the SaaS platform initiated by Thryv for selected Marketing Services customers at no additional base cost to the converted customers.

23 $30.6 $33.7 $35.9 $37.3 $38.5 $40.7 $44.9 $51.6 $50.9 $54.2 $62.9 $79.2 $81.5 $48.2 $52.2 $56.6 $59.3 $59.9 $62.5 $67.4 $74.0 $74.3 $77.8 $87.1 $104.3 $111.163.4% 64.5% 63.5% 62.8% 64.2% 65.1% 66.6% 69.7% 68.4% 69.7% 72.2% 75.9% 73.3% SaaS Adjusted Gross Profit SaaS Revenue SaaS Adj. Gross Margin Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 F I N A N C I A L R E V I E W Released Q2 2019 Released on Restricted Sale Q4 2022 Released Q3 2023* Released For General Availability *Command Center was in beta until December 2023. Multi-center Platform Improving Profitability

24 Results are inclusive of the Keap acquisition made on October 31, 2024.

25 Q1-25 Q1-24 Marketing Services Billings (millions)(1)(3) $81.4 $140.5 YoY % (42)% (24)% BILLINGS (YoY%) (19)% (17)% (20)% (17)% (19)% (22)% (19)% (23)% (24)% (28)% (35)% (40)% (42)% 21% 20% 24% 25% 24% 20% 13% 22% 22% 24% 32% 43% 51% (14)% (12)% (13)% (9)% (12)% (14)% (12)% (12)% (12)% (14)% (16)% (13)% (10)% Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Total Company Billings F I N A N C I A L R E V I E W Q1-25 Q1-24 SaaS Billings (millions)(1)(2) $112.0 $74.3 YoY % 51% 22% Q1-25 Q1-24 Total Company Billings (millions)(1)(2) $193.4 $214.8 YoY % (10)% (12)% (1) Billings differ from revenue due to timing of revenue recognition. See footnote 3 in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 for additional information. (2) SaaS and Total Company Billings includes the effects of the Keap acquisition made on October 31, 2024. (3) Marketing Services Billings excludes Vivial Holdings run-off products. Figures may not foot due to rounding

26 Q2 and FY 2025 Outlook (in millions, USD) Q2 2025 Q3 2025 Q4 2025 FY 2025 MANAGEMENT COMMENTARY MARKETING SERVICES REVENUE $90.0 to $91.0 $83.0 to $84.0 $72.0 to $73.0 $310.0 to $314.0 • Company expects FY-25 MS revenue decline of ~35% Adjusted EBITDA $24.0 to $26.0 $77.5 to $78.5 • Company expects MS EBITDA margins in the mid-twenties for FY-25 (in millions, USD) Q2 2025 FY 2025 MANAGEMENT COMMENTARY SAAS REVENUE $113.0 to $115.0 $460.5 to $471.0 • Company expects FY-25 increase of 34% to 37%. Adjusted EBITDA $18.5 to $19.5 $67.0 to $71.0 • Company expects SaaS EBITDA margins in the mid-teens for FY-25

28 APPENDIX Non-GAAP Financial Reconciliation *Figures may not foot due to rounding. (in thousands) Q1-24 Q2-24 Q3-24 Q4-24 FY24 Q1-25 Net Income (Loss) $ 8,424 $ 5,548 $ (96,071) $ 7,883 $ (74,216) $ (9,618) Interest expense 13,359 12,175 11,514 9,723 46,771 9,073 Depreciation and amortization expense 14,553 14,072 12,519 11,645 52,789 11,516 Stock-based compensation expense 5,289 6,353 6,011 6,465 24,118 7,737 Restructuring and integration expenses 5,265 7,553 4,861 15,018 32,697 4,682 Income tax expense (benefit) 5,397 6,618 (5,375) 1,578 8,218 (2,865) Transaction costs — — 1,706 3,439 5,145 — Other components of net periodic pension cost (benefit) 1,581 1,581 1,581 (29,549) (24,806) 768 Loss on early extinguishment of debt — 6,638 — — 6,638 — Impairment charges — — 83,094 — 83,094 — Other 246 (1,224) (217) 3,178 1,983 (392) Adjusted EBITDA $ 54,114 $ 59,314 $ 19,623 $ 29,380 $ 162,431 $ 20,901

29 APPENDIX Quarter Ended (in thousands) Q1-24 Q1-25 Segment Revenue $ 74,322 $ 111,129 Less: Segment cost of services 23,463 29,676 Segment sales and marketing 35,031 45,800 Segment general and administrative 12,393 24,838 Segment Adjusted EBITDA $ 3,435 $ 10,815 SaaS Segment Adjusted EBITDA Calculation

30 Reconciliation of Adjusted Gross Profit to Gross Profit APPENDIX Three Months Ended March 31, 2025 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 78,770 $ 40,518 $ 119,288 Plus: Depreciation and amortization expense 2,598 1,627 4,225 Stock-based compensation expense 84 70 154 Adjusted Gross Profit $ 81,452 $ 42,215 $ 123,667 Gross Margin 70.9% 57.7% 65.8 % Adjusted Gross Margin 73.3% 60.1% 68.2 % Three Months Ended March 31, 2024 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 49,095 $ 104,546 $ 153,641 Plus: Depreciation and amortization expense 1,704 4,072 5,776 Stock-based compensation expense 60 113 173 Adjusted Gross Profit $ 50,859 $ 108,731 $ 159,590 Gross Margin 66.1% 65.6% 65.8 % Adjusted Gross Margin 68.4% 68.3% 68.3 % Non-GAAP Financial Reconciliation

31 APPENDIX Supplemental Financial Information The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin for our (i) Marketing Services business and (ii) SaaS business. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. The supplement financial information also provides Free cash flow, which is a non-GAAP financial measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the reconciliation of these non-GAAP financial measures to the corresponding GAAP financial measures presented in the supplemental financial information or under the heading Non-GAAP Financial Reconciliation. We believe that these non-GAAP financial measures provide useful information about our global SaaS and Marketing Services financial performance, enhance the overall understanding of our global SaaS and Marketing Services past financial performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods. Three Months Ended March 31, 2025 (in thousands) SaaS Marketing Services Total Revenue $ 111,129 $ 70,242 $ 181,371 Adjusted EBITDA 10,815 10,086 20,901 Adjusted EBITDA Margin 9.7% 14.4% 11.5 % Three Months Ended March 31, (in thousands) 2025 2024 Net cash (used in) provided by operating activities $ (10,481) $ 5,438 Additions to fixed assets and capitalized software (7,085) (7,278) Free cash flow $ (17,566) $ (1,840) Three Months Ended March 31, 2024 (in thousands) SaaS Marketing Services Total Revenue $ 74,322 $ 159,302 $ 233,624 Adjusted EBITDA 3,435 50,679 54,114 Adjusted EBITDA Margin 4.6% 31.8% 23.2%

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33 APPENDIX Definitions Definitions of key terms used in this presentation are as follows: • SaaS revenue consists of SaaS revenue recognized by our domestic and foreign operations. • Marketing Services revenue consists of SaaS revenue recognized by our domestic and foreign operations. • SaaS Adjusted EBITDA1 consists of Adjusted EBITDA recognized by our domestic and foreign operations. • Marketing Services1 Adjusted EBITDA consists of Adjusted EBITDA recognized by our domestic and foreign operations. • Adjusted EBITDA2: Defined as Net income (loss) plus Interest expense, Income tax expense (benefit), Depreciation and amortization expense, Loss on early extinguishment of debt, Restructuring and integration expenses, Transaction costs, Stock-based compensation expense, and non-operating expenses, such as, Other components of net periodic pension (benefit) cost, Non-cash (gain) loss from remeasurement of indemnification asset, and certain unusual and non-recurring charges that might have been incurred. • Adjusted Gross Profit and Adjusted Gross Profit Margin2: Defined as Gross profit and Gross margin, respectively, adjusted to exclude the impact of depreciation and amortization expense and stock-based compensation expense. • Average Revenue per Unit (“ARPU”): Defined as total client billings for a particular month divided by the number of clients that have one or more revenue-generating solutions in that same month • Seasoned Net Revenue Retention: Seasoned Net Revenue Retention is defined as net dollar retention excluding clients acquired over the previous 12 months, including clients acquired in the Keap acquisition, which closed on October 31, 2024. 1The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by our (i) Marketing Services business and (ii) SaaS business. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. 2Results included in this presentation include Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Gross Profit, which are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables in the Appendix for a reconciliation of Adjusted EBITDA to Net income (loss) and Adjusted Gross Profit to Gross profit. Both Net income (loss) and Gross profit are the most comparable GAAP financial measure to Adjusted EBITDA and Adjusted Gross Profit, respectively. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.